UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2005

Alpha Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

406 West Main Street, Abingdon, Virginia		24210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 15, 2005, the registrant filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the "Original Filing") with respect to the sale by the registrant's Colorado mining subsidiary National King Coal LLC and related trucking subsidiary Gallup Transportation and Transloading Company, LLC (collectively, "NKC") of substantially all of their assets. This Amendment to the Current Report on Form 8-K amends the Original Filing, and is filed solely to replace the pro forma financial information filed as Exhibit 99.1 to the Original Filing with the revised pro forma financial information described in Item 9.01 below.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information

Pro forma financial information relating to the disposition of certain assets of NKC, as described above, is filed as Exhibit 99.1 of this Amendment to Current Report on Form 8-K and is incorporated herein by reference.

(c) Exhibits. The following exhibit is included with this Form 8-K:

Exhibit 2.1 Asset Purchase Agreement dated April 14, 2005, by and among Gallup Transportation and Transloading Company, LLC, NATIONAL KING COAL LLC and NKC Acquisition, LLC*

* Previously filed with the SEC as and incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32423) filed on April 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

April 20, 2005	By:	Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Pro forma financial information